UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2025

Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02	000-23108	333-205455

Central Index Key Number:	Central Index Key Number:	Central Index Key Number:
0001407200	0000894329	0001645731

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the depositor)

c/o Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713	c/o Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713	Discover Funding LLC 800 Prides Crossing Suite 100 Newark, Delaware 19713
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

Central Index Key Number of Sponsor:

0000047288

CAPITAL ONE, NATIONAL ASSOCIATION

(Exact name of the sponsor as specified in its charter)

National banking association	1680 Capital One Drive McLean, Virginia	22102
(State or jurisdiction of incorporation or organization of the sponsor)	(Address of Principal Executive Office)	(Zip Code)

(703) 720-3148

(Telephone, including area code)

Former name or former address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events.

Item 8.01. Other Events.

On December 10, 2025, Capital One Financial Corporation (“Capital One”) issued a press release announcing that its wholly-owned subsidiary, Capital One, National Association (“CONA”), plans to defease the outstanding DiscoverSeries Class A(2021-2) Notes, Class A(2023-1) Notes, and Class A(2023-2) Notes (collectively, the “Class A Notes”) issued by the Discover Card Execution Note Trust (“DCENT”). The defeasance is expected to be completed as early as December 2025. As previously reported, CONA assumed all rights and obligations of Discover Bank with respect to DCENT—including as sponsor, master servicer, servicer, and asset originator—in connection with the merger of Discover Bank into CONA.

The defeasance collateral is expected to consist of U.S. Treasury bonds, cash, or a combination of both, in an aggregate amount that is expected to be sufficient to pay the remaining principal of, and interest on, the Class A Notes, as detailed in the transaction documents. A portion of the U.S. Treasury bonds, cash, or a combination of both is expected to be deposited into dedicated principal funding accounts and interest funding accounts established for each tranche of the Class A Notes. Upon completion of the defeasance, the amounts credited to each of these segregated funding accounts will be the sole source for the scheduled payments of principal of, and interest on, the Class A Notes.

In connection with the planned defeasance, CONA expects to (i) retire and cancel each subordinated class of DiscoverSeries notes, all of which are held by affiliates of CONA, (ii) direct the release of DCENT’s beneficial interest in the portfolio of credit card receivables held by Discover Card Master Trust I (“DCMT”) from the lien of the Indenture, and (iii) wind down DCMT and direct the reassignment of the portfolio of credit card receivables to CONA.

A copy of the Capital One press release announcing the planned defeasance and related matters is filed as Exhibit 99.1 to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d). Exhibits.

Exhibit Index

Each of the following are filed as an Exhibit to this Report.

Exhibit Number	Description

Exhibit 99.1	Press Release, dated December 10, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FUNDING LLC
Acting solely in its capacity as depositor of Discover Card Master Trust I and Discover Card Execution Note Trust

By:	/s/ Eric D. Bauder
Name: Eric D. Bauder
Title: Assistant Vice President, Treasurer

December 10, 2025